UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2017

OvaScience, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35890	45-1472564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Fourth Avenue Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 500-2802

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)                                 On June 12, 2017, Thomas Malley resigned from the OvaScience, Inc. Board of Directors. Mr. Malley served as a member of our Board for nearly five years, starting in October 2012. His resignation was not the result of a disagreement on any matter related to the Company’s operations, policies or practices. The Board has appointed Marc Kozin, a Board member since January 2014, to replace Mr. Malley on the Audit Committee and has appointed John Howe III, M.D., a current member of the Compensation Committee, to succeed Mr. Malley as Chair of the Compensation Committee.

Item 5.07: Submission of Matters to a Vote of Security Holders.

(a)                                 On June 8, 2017, the Company held its 2017 annual meeting of stockholders (the “Annual Meeting”). Of 35,662,124 shares of Common Stock issued and outstanding and eligible to vote as of the record date of April 10, 2017, a quorum of 28,880,231 shares, or 80.98% of the outstanding shares, was present in person or represented by proxy.

(b)                                 The following actions were taken at the Annual Meeting:

1. The following nominees were reelected to serve on the Company’s Board of Directors as Class II Directors until the Company’s 2020 annual meeting of stockholders, based on the following votes:

Nominee	Voted For	Withheld Authority	Broker Non-Vote
Richard Aldrich	17,446,208	858,602	10,575,421
Mary Fisher	17,966,713	338,097	10,575,421
John Sexton, Ph.D.	17,450,008	854,802	10,575,421

After the Annual Meeting, John Howe III, M.D. and Marc Kozin continued to serve as Class I Directors for terms that expire at the 2019 annual meeting and Michelle Dipp, M.D., Ph.D. and Jeffrey D. Capello continued to serve as Class III Directors for terms that expire at the 2018 annual meeting.

2. The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified, based on the following votes:

For	Against	Abstain	Broker Non-Votes
28,428,442	420,203	31,586	0

3. The compensation of the Company’s named executive officers, as disclosed in the proxy statement, was approved on an advisory basis, based on the following votes:

For	Against	Abstain	Broker Non-Votes
17,948,719	321,824	34,267	10,575,421

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVASCIENCE, INC.

Date: June 14, 2017	/s/ Michelle Dipp
Michelle Dipp
Executive Chair